UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Form 8-K

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2026

INTEGRATED RAIL & RESOURCES INC.
(f/k/a Uinta Infrastructure Group Corp.)

(Exact name of registrant as specified in its charter)

Delaware	000-56805	33-1825873
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 W. MORSE BOULEVARD, SUITE 220

WINTER PARK, FL 32789

(Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (321) 972-1583

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)	On July 20, 2026, Integrated Rail & Resources Inc. (“Company”) was advised by Ham, Langston & Brezina, LLP (“HL&B”), the Company’s independent registered public accounting firm, that HL&B completed a transaction pursuant to which, among other things, CohnReznick LLP (“CohnReznick”) acquired certain assets of HL&B. In connection with the closing of this transaction, HL&B has resigned as the Company’s independent registered public accounting firm.

(b)	On July 23, 2026 the Audit Committee of the Company’s Board of Directors approved the appointment of CohnReznick as the Company’s new independent registered public accounting firm for the fiscal year ending December 31, 2026.

The audit reports of HL&B on the Company’s consolidated financial statements as of and for the years ended December 31, 2025 and 2024, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports contained an explanatory paragraph regarding the Company’s ability to continue as a going concern.

During the years ended December 31, 2025 and 2024, and the subsequent interim period through July 20, 2026, there were no (a) disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K with HL&B on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to HL&B’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements, or (b) reportable events requiring disclosure pursuant to Item 304(a)(1)(v) of Regulation S-K.

During the years ended December 31, 2025 and 2024, and the subsequent interim period through the date of this Current Report on Form 8-K, neither the Company, nor anyone on its behalf, consulted with CohnReznick regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that item, or a “reportable event,” as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided HL&B with a copy of the disclosures the Company is making in response to Item 4.01 in this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“Commission”) and requested that HL&B furnish the Company with a letter addressed to the Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of HL&B’s letter to the Commission, dated July 24, 2026, is filed as Exhibit 16.1 to this Form 8-K and is incorporated herein by reference.

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter to the Securities and Exchange Commission from Ham, Langston & Brezina, LLP, dated July 24, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED RAIL & RESOURCES INC. (f/k/a Uinta Infrastructure Group Corp.)

By:	/s/ Brian M. Feldott
Name:	Brian M. Feldott
Title:	Chief Executive Officer

Date: July 24, 2026

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